Exhibit 10.43

B.L.C.T. (PHC 15A) LIMITED

and

BLUEBUTTON DEVELOPER COMPANY (2012J LIMITED

and

BLUEBUTTON PROPERTIES UK LIMITED

and

MIMECAST SERVICES LIMITED

and

MIMECAST LIMITED

DEED OF VARIATION

of an agreement for under1ease dated 2 January

2018 relating to the 3ro, 41h and 51h floors of 1

Finsbury Avenue, London EC2

Herbert Smith Freehills LLP

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THIS DEED OF VARIATION is made this 17 day of January 2019

BETWEEN:

(1)	B.L.C.T. (PHC 15A) LIMITED (a company registered in Jersey with number 76075) whose registered address is at 47 Esplanade, St Helier, Jersey JE1 080 (the "Landlord");
(2)	BLUEBUTTON DEVELOPER COMPANY (2012) LIMITED (Co. Regn. No. 08034527) whose registered office is at York House, 45 Seymour Street, London W1 H 7LX (the "Developer''):
(3)	BLUEBUTTON PROPERTIES UK LIMITED (Co. Regn. No. 07018582) whose registered office is at York House, 45 Seymour Street, London W1H 7LX (the "Developer's Guarantor");
(4)	MIMECAST SERVICES LIMITED (Co. Regn. No. 04901524) whose registered office is at 6" Floor, CityPoint, One Ropemaker Street, London EC2Y 9AW (the "Tenant"); and
(5)	MIMECAST LIMITED (a company registered in Jersey with number 76075) whose registered address is at 22 Grenville Street, St Helier, Jersey JE4 8PX (the 'Tenant's Guarantor").

WHEREBY IT IS AGREED as follows:

1.	RECITALS
1.1	The parties have agreed to enter into this deed to vary certain terms in the Agreement for Lease relating to payments to be made thereunder.
2.	DEFINITIONS AND INTERPRETATION
2.1	Definitions

In this deed:

"Agreement for Lease" means an agreement for under1ease dated 2 January 2018 relating to floors 3, 4 and 5 of 1 Finsbury Avenue, London EC2 made between the parties to this deed.

2.2	Interpretation
2.2.1	Any words or expressions which are defined in the Agreement for Lease have the same meanings in this deed.
2.2.2	Where a party comprises more than one person, their obligations take effect jointly and severally.
2.2.3	Clause headings do not affect the construction of this deed.
3.	VARIATION

The parties agree that:

3.1	schedule 1 has effect in relation to the variation of the Agreement for Lease;
3.2	the variation of the Agreement for Lease takes effect from and induding the date of this deed;
3.3	all documents which are collateral to the Agreement for Lease, whether made before or after Its creation, have effect subject to the variation of the Agreement for Lease by this deed; and
3.4	all other provisions of the Agreement for Lease and of the documents referred to in clause 3.3 are confirmed.
4.	CONSENT OF DEVELOPER'S GUARANTOR

The Developer's Guarantor consents to the variation of the Agreement for Lease by this deed and confirms that its obligations contained in Agreement for Lease continue in full force and effect and apply to the Agreement for Lease as varied by this deed.

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5.	CONSENT OF TENANTS GUARANTOR

The Tenant's Guarantor consents to the variation of the Agreement for Lease by this deed and confirms that its obligations contained in Agreement for Lease continue in full force and effect and apply to the Agreement for Lease as varied by this deed.

6.	SEVERANCE

If any provision of this deed is void or prohibited due to any applicable law, it shall be deemed to be deleted and the remaining provisions of this deed shall continue in force.

7.	EXCLUSION OF THIRD PARTY RIGHTS

The parties confirm that no term of this deed fs enforceable under the Contracts (Rights of Third Parties) Act 1999 by a person who is not a party to it.

IN WITNESS whereof this deed has been executed by the parties hereto and is intended to be and is hereby delivered on the date first above written.

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SCHEDULE 1

(VARIATIONS)

The Agreement for Lease shall be varied as follows:

1.	Clause 14.9.1 shall be deleted and replaced with the following new clause 14.9.1:

"On the later of 5 April 2019 and the date of completion of the Leases the Landlord shall pay to the Tenant the Fitting-Out Contribution, receipt of which the Tenant shall acknowledge in writing, as an inducement for the Tenant to execute and enter into the Leases."

2.	Clause 18.11 shall be deleted and replaced with the following new clause 18.11:

"On the later of 5 April 2019 and the date of completion of the Leases the Landlord shall pay to the Tenant a sum equivalent to 12 month Principal Rent payable in respect of the Premises (exclusive of VAT (if any)), receipt of which the Tenant shall acknowledge in writing, as an inducement for the Tenant to execute and enter into the Leases."

EXECUTED AS A DEED by	/s/ Illegible
B.L.C.T. (PHC 15A) LIMITED	Director

acting by [Names of two of	/s/ Illegible
its directors/a director and its secretary)	[Director/Secretary]

EXECUTED AS A DEED by
BLUEBUTTON DEVELOPER	/s/ Illegible
COMPANY (2012) LIMITED	Director

acting by [Names of two of
its directors/a director and its secretary]	/s/ Illegible
[Director/Secretary]

EXECUTED AS A DEED by
BLUEBUTTON PROPERTIES	s/ Illegible
UK LIMITED	Director

acting by [Names of two of	/s/ Illegible

its directors/a director and its secretary]	[Director/Secretary]

EXECUTED AS A DEED by
MIMECAST SERVICES LIMITED	/s/ Peter Bauer
Director

acting by [Names of two of	/s/ Peter Campbell
[Director/Secretary]

its directors/a director and its secretary]

EXECUTED AS A DEED by	/s/ Peter Bauer
MIMECAST LIMITED	Director

acting by (Names of two of
its directors/a director and its secretary)	/s/ Peter Campbell
[Director/Secretary]